THE REPUBLIC FUNDS

                       Supplement dated September 26, 1997
                        to Prospectus dated March 1, 1997


Effective January 1, 1998, Investor Class shares of the Equity Fund and shares of the Overseas Equity Fund, Opportunity Fund and Bond Fund will be subject to a new sales charge. The public offering price of shares for these Funds will be equal to net asset value plus the applicable sales charge. The maximum sales charge will be 3.5% for Investor Class shares of the Equity Fund and shares of the Overseas Equity Fund and Opportunity Fund and 2.75% for shares of the Bond Fund. The maximum sales charge will be lower for those shareholders with a pre-existing relationship with Republic. However, shareholders of these Funds who are shareholders as of December 31, 1997 will be grandfathered with respect to each Fund that they are a shareholder of and will be exempt from paying sales charges on future purchases of those Fund shares. Additionally, a new class of shares of the Funds, Class B Shares, will be created which will be subject to a back-end sales charge. These changes will be more fully disclosed when they become effective in the Funds' prospectus dated January 1, 1998.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE